UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): February 1, 2007

                        NEPTUNE INDUSTRIES, INC.
           (Exact Name of Registrant as Specified in Its Charter)

   Florida                        000-32691                       65-0838060
(State or Other Jurisdiction (Commission File Number)         I.R.S. Employer
of Incorporation) 							Identification No.)

                          21218 St. Andrews Boulevard
                                  Suite 645
                            Boca Raton, FL 33433
                   (Address of principal executive offices)

                               (561)-482-6408)
                         (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))













SECTION 5  Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	  At a Special Meeting of the Board of Directors of the Company held on
April 4, 2007, the Company accepted the resignation of Gregory Lewbart as a director of the Company, effective immediately. Mr. Lewbarts resignation as a member of the Board of Directors of the Company was the result of his desire to join the newly created Advisory Board of the Company, where he felt his background and experience could be of more benefit to the Company. Mr. Lewbarts resignation as a member of the Board of Directors was not the result of any matter relating to the Companys operations, policies or practices, and Mr. Lewbart did not provide the Company with any communication regarding any disagreement with the Company leading to his resignation.

(c)	  Mr. William H. Ryan was elected as a member of the Board of Directors of the Company on April 4, 2007, to fill the recently vacated Board position created by the resignation of Gregory Lewbart. Mr. Ryan will serve as a director of the Company until the next Annual Meeting of shareholders and until his successor is duly elected.

      Mr. Ryan is the Chief Executive Officer of Ryangolf and Bryant Midwest, and President of Ryan Incorporated Southern and Ryan Sales and Service, which are a family owned and operated business that specializes in residential, commercial and industrial site development and construction work, golf course construction and quarry operations. The Ryan companies are generally ranked in the top 100 U.S. specialty contractors. Mr. Ryan has BS degree from Boston College and an MBA from the University of Miami. He has also been Chairman of the Florida Chapter of the Young Presidents Organization and is a member of the Chief Executives Organization and a certified General Contractor in the State of Florida. Mr. Ryans Company, Bridgeview Estates Development Company, was a joint venture partner with Neptune Industries under Aquaculture Specialties, Inc. (Aquaculture Specialties, Inc. recently completed a name change to Aqua Biologics, Inc.), for almost 3 years from 1998 to 2001. The joint venture designed and operated a 32 pen floating quarry lake farm where the company successfully raised hybrid striped bass, koi, tilapia, and channel catfish.

	There were no arrangements or understandings between Mr. Ryan and any other persons pursuant to which Mr. Ryan was elected as a director.

      The Company does not currently maintain separate committees of the Board; therefore, Mr. Ryan was not appointed to any Board committees on his election.

      There are no transactions, or series of transactions, since the beginning of the Companys current fiscal year on July 1, 2006, or any proposed transaction, to which the Company or any subsidiary was or is to be a party in which Mr. Ryan had, or will have, a direct or indirect interest. There is no material plan, contract or arrangement (whether or not written) or any amendments to existing such plans, contracts or agreements, involving the Company to which Mr. Ryan is a party.

SECTION 8  OTHER EVENTS

Item 8.01 Other Events

   At the Special Meeting of the Board of Directors of the Company held on April 4, 2007, The Company authorized the creation of an Advisory Committee of Experts in entomology, fish nutrition, structural and mechanical engineering, and related fields, to advise and assist the Company in the growth and development of its business and the development of its pending technology projects, including the Aqua Sphere System and the Ento-Protein fish food alternative. The initial members of the Companys Advisory Committee will be Professor Gregory Lewbart and Professor Frank Davis, effective April 10, 2007.

The Aqua-Sphere System is a floating, articulating, patent pending containment system which utilizes alternative energy to power many of its components. The system can be utilized as a stand alone single tank (an Aqua-Cell) in a variety of sizes or several Aqua-Cells can be interconnected into pods to create the Aqua-Sphere. In a pod configuration, each Aqua-Cell is connected to another via an underwater conveyance pipe. This allows the operator to move fish from Aqua-Cell to Aqua-Cell without removing them from the water, or handling. Therefore, an Aqua-Sphere system actually becomes a self-contained nursery and grow-out area. An automated solar powered feeding system and a revolutionary waste collection system insure rapid growth without contamination of surrounding waters. Since each Aqua-Cell has solid sides, predators cannot get in, crops cannot escape, and in the event of contamination of surrounding waters, the crops can be isolated and protected. The Company believes that this Aqua-Sphere System will meet all of the standards required for the production of organic seafood recently recommended to the US Department of Agriculture for adoption in the United States.

On September 27, 2006, the Company filed a Provisional Process Patent on the Production and Processing of Select Insects into Protein Meal for Fish and Animal Diets. This patent and research was born out of the tremendous need for replacement of fishmeal in fish and livestock diets worldwide. Fishmeal has gone up in price considerably over the last year and the wild species targeted for fish meal production are growing scarcer over time. In January, CEO, Ernest Papadoyianis, and COO, Sal Cherch, were invited to Mississippi State University to meet with members of its Entomology Department to discuss research activities for the Company involving the Ento-Protein process. Mississippi State University is a world leader in insect rearing methodology and has been instrumental in developing facilities, diets, and rearing methods for facilities worldwide. The Company anticipates commencing its first phase of research with Mississippi State University in the fourth quarter of its fiscal year ending June 30, 2007.

Dr. Lewbart is an Assistant Professor of Aquatic Medicine at North Carolina State University, College of Veterinary Medicine, in Raleigh, N.C. He is the current Chairman of the International Association for Aquatic Animal Medicine, and the Program Chairman of the Aquatic Medicine Sections of the American Association of Zoo Veterinarians, and the North American Veterinary Conference. Dr. Lewbart has previously served as President of the University of Pennsylvania Wildlife Service; the Philadelphia Herpetological Society; and The Massachusetts Herpetological Society. Dr. Lewbart has been active throughout the last decade diagnosing and treating freshwater and marine tropical fish diseases. In 1988, he was employed as the corporate veterinarian of OBeirne Tropical Fish, Inc. and Greenway Farms, Inc.
where he also managed the tropical fish wholesale operations and conducted experimentation on disease prophylaxis, nutrition, shipping solutions, and parasite and disease eradication. In 1993, he began his current position at North Carolina State University where he regularly lectures throughout the United States and internationally on fish diseases and related aquatic medicine. Dr. Lewbart served as a member of the Companys Board of Directors until his resignation of April 4, 2007 in order to join the Advisory Committee.


Dr. Frank Davis is Adjunct Professor Emeritus of the Department of Entomology and Plant Pathology at Mississippi State University, where he is currently assisting the Department in developing journal education in the service of insect rearing and helping design a new insect rearing laboratory. Dr. Davis retired after 35 years as an agricultural scientist and research entomologist with the US Department of Agriculture, during which he also taught as an Adjunct Professor in the Department of Entomology and Plant Pathology at
Mississippi State University.   He has authored or co-authored more than 145
scientific publications in his field. He holds BS, MS and Ph.D degrees in Entomology from Mississippi State University.

SECTION  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

     None Company

This report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, expenses, earnings or losses from operations or investments, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include risks that are described from time to time in our Securities and Exchange Commission, or the SEC, reports filed before this report.

We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We caution you that forward-looking statements of this type are subject to uncertainties and risks, many of which cannot be predicted or quantified.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: April 10, 2007


                            NEPTUNE INDUSTRIES, INC.



                            By /s/ Ernest Papadoyianis
                              --------------------------------
                                Ernest Papadoyianis
                                President




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